SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K-A1


                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               October 14, 2003
                               ----------------
                                Date of Report
                      (Date of Earliest Event Reported)

                            RASER TECHNOLOGIES, INC.
                            ------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                  0-30657                 87-0638510
          ----                  -------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                      5152 North Edgewood Drive, Suite 375
                               Provo, Utah 84604
                               -----------------
                   (Address of Principal Executive Offices)

                                (801) 765-1200
                                --------------
                         Registrant's Telephone Number

                           Wasatch Web Advisors, Inc.
                              941 East 3665 South
                           Salt Lake City, Utah 84106
                           --------------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     (a) Effective as of October 14, 2003, the Registrant, Wasatch Web Advisors, Inc. (the "Company"); Raser Technologies, Inc., a Utah corporation ("Raser"), and the common stockholders and preferred stockholders of Raser (the "Raser Common Stockholders" and the "Raser Preferred Stockholders," and collectively, the "Raser Stockholders"), executed an Agreement and Plan of Reorganization (the "Reorganization Agreement"), whereby the Company agreed to acquire (i) 100% of the issued and outstanding shares of common stock of Raser in exchange for 42,457,286 post-split shares of the Company's common stock, or approximately 95% of its post-Reorganization Agreement outstanding common stock; and (ii) 100% of the issued and outstanding preferred stock of Raser in exchange for 300,000 shares of the Company's preferred stock (the "Reorganization").

     Raser is a development stage company that has received no material revenues to date, and which owns a commercially unproven electric motor technology. See the caption "Risk Factors" of Item 2 of this Current Report.

     Immediately prior to the closing of the Reorganization, and excluding the securities to be exchanged for the Raser common stock, the Company's outstanding common stock amounted to 2,298,714 post-split shares, or approximately 5% of the Company's post-Reorganization Agreement outstanding common stock, after taking into account (i) the two for one forward split of the Company's outstanding common stock that was effective on September 22, 2003; and (ii) the cancellation of an aggregate of 75,000 post-split shares of the Company's common stock by two of its directors and executive officers.

     At the closing of the Reorganization, the Company acquired all of Raser's issued and outstanding shares of common stock in exchange for 42,457,286 "unregistered" and "restricted" shares of the Company's common stock, on a one-for-one basis. In addition, at the closing the Company issued 300,000 shares of its preferred stock in exchange for all of Raser's issued and outstanding preferred stock, with like rights and preferences, also on a one-for-one basis. As a result, Raser became a wholly-owned subsidiary of the Company at the closing.

     Immediately after the closing, 44,756,000 post-Reorganization shares of the Company's common stock were outstanding, along with 300,000 shares of its preferred stock.

     The combination of these entities was treated as a reverse merger for accounting purposes, with Raser being treated as the accounting acquiror.

     By virtue of (i) the percentage of the Company acquired under the Reorganization Agreement by the Raser Stockholders; and (ii) the provisions of the Reorganization Agreement that provided for the election of the current officers and directors of Raser to similar positions with the Company, this Reorganization Agreement may be deemed to have involved a "change of control" of the Company.

     The source of the consideration used by the Raser Stockholders to acquire their interest in the Company was the exchange of their respective shares of the outstanding securities of Raser.

     The primary basis of the "control" by the Raser Stockholders is stock ownership and/or management positions.

     Prior to the completion of the Reorganization, the Company:

          (i) effected a two for one forward split of its outstanding common stock, which became effective on the opening of business on September 22, 2003 (all computations herein take into account this split);

         (ii) filed Articles of Amendment with the Utah Department of Commerce authorizing its Board of Directors to change its name without stockholder approval to conform with the name of any business that it acquired (these Articles of Amendment were duly filed on September 8, 2003); and

        (iii) approved a name change of the Company to "Raser Technologies, Inc." and authorized a class of preferred stock with rights, privileges and preferences substantially identical to those of Raser's preferred stock (the Company's Board of Directors approved these matters on October 2, 2003, and the Articles of Amendment effectuating these changes were filed on the closing date of the Reorganization Agreement; see the Exhibit Index, Item 7 of this Current Report).

     The principal terms of the Reorganization Agreement were:

     1. The cancellation of an aggregate of 75,000 shares by two of the Company's directors and executive officers as outlined above, for return to the Company's authorized but unissued capital stock (all computations herein take into account the cancellation of these shares).

     2. The issuance of 42,457,286 "unregistered" and "restricted" shares of the Company's common stock at closing in exchange for all of the outstanding common stock of Raser, and the issuance of 300,000 "unregistered" and "restricted" shares of the Company's preferred stock in exchange for all of Raser's outstanding preferred stock. Following the closing of the Reorganization, the above-referenced shares of the Company's common stock represented approximately 95% of the post-Reorganization outstanding Company common stock, and the preferred stock issued under the Reorganization Agreement represented 100% of the issued and outstanding shares of the Company's preferred stock.

     3. SCS, Inc., a Utah corporation ("SCS"), and its President and sole stockholder, Karl S. Smith, delivered at the closing, their Letter Agreement in satisfactory form to the Company and Raser in consideration of such closing to the effect that any Company securities owned or hereafter acquired by either of them for a period of one year from the closing shall be subject to resale in "broker's transactions" only as that term is defined in Rule 144 of the Securities and Exchange Commission, with the stock certificates representing any such shares to be imprinted with an appropriate notation reflecting these resale conditions, which the Company believes will reasonably ensure compliance with these resale restrictions.

     4. The designation of the directors and executive officers nominated by the Raser Stockholders as directors and executive officers of the Company, with the resignation of the pre-Reorganization Agreement directors and executive officers of the Company, in seriatim.

     Prior to the completion of the Reorganization Agreement, and taking into account the two-for-one forward split and the cancellation of the 75,000 post-split shares owned by the two directors and executive officers, there were 2,298,714 outstanding shares of the Company's common stock. Following the closing, there were approximately 44,756,000 shares of the reorganized Company issued and outstanding.

     A copy of the Reorganization Agreement, including all material exhibits and related instruments, and the Company's Letter to Stockholders with respect to the Reorganization Agreement, accompany this Current Report, which, by this reference, are incorporated herein; the foregoing summary of the Reorganization Agreement is modified in its entirety by such reference. See
Item 7, Exhibits 2.1 and 99.1.

     (b)(i) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock prior to the closing of the Reorganization, and the share holdings of the then members of management:

Name                          Positions Held      Shares Owned          %
----                          --------------      ------------         ---

James P. Doolin (1)           President and         200,000            8.7%
                              Director

Rick R. Anthony (2)           Vice President         15,000            0.7%
                              and Director

Alycia C. Anthony (3)         Secretary              15,000            0.7%
                              and Director

Leonard W. Burningham, Esq.   Stockholder           450,714           19.7%

Sharlene T. Doolin (4)        Stockholder           262,500           11.4%

Michael J. Doolin (5)         Stockholder           200,000            8.7%

Quad D Partnership (6)        Stockholder           521,500           22.7%

SCS, Inc.                     Stockholder           225,000            9.8%

Totals:                                           1,628,964           82.4%

     (1) James P. Doolin is the son of Michael J. Doolin and Sharlene T. Doolin, the brother of Alycia C. Anthony and the brother-in-law of Rick R. Anthony.

     (2) Rick R. Anthony is the husband of Alycia C. Anthony, the son-in-law of Michael J. Doolin and Sharlene T. Doolin, and the brother-in-law of James
P. Doolin.

     (3) Alycia C. Anthony is the wife of Rick R. Anthony, the daughter of Michael J. Doolin and Sharlene T. Doolin, and the sister of James P. Doolin.

     (4) Sharlene T. Doolin is the wife of Michael J. Doolin, the mother of James P. Doolin and Alycia C. Anthony, and the mother-in-law of Rick R. Anthony.

     (5) Michael J. Doolin is the husband of Sharlene T. Doolin, the father of James P. Doolin and Alycia C. Anthony, and the father-in-law of Rick R. Anthony.

     (6) Sharlene T. Doolin may be deemed the beneficial owner of Quad D Partnership's shares, as she is the majority partner of Quad D Partnership.

     (b)(ii) To the knowledge of management and based upon a review of the stock ledger maintained by the Company's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who owned more than five percent of the Company's common stock following the closing of the Reorganization, and the share holdings of the new members of management:

Name                           Positions Held       Shares Owned       %
----                           --------------       -------------      ----

Kraig T. Higginson             President            26,068,200 (1)     58.2%
                               and Director

R. Thomas Bailey               Treasurer             2,977,800 (2)      6.7%
                               and Director

James E. Morton                Secretary             1,552,600          3.5%
                               and Director

David W. West                  Vice President          564,800          1.3%
                               and Director

Fred Wenninger                 Director                589,800          1.3%

Jack Kerlin                    Stockholder           5,764,600         12.9%

SCS, Inc.                      Stockholder           3,192,286          7.1%

Totals:                                             40,710,086         91.0%

     (1) These shares are held in the names of Higginson Family Investments LLC (5,764,600 shares); Lighthouse Associates (15,876,600 shares); and Radion Energy (4,427,000 shares), each of which may be deemed to be controlled by Mr. Higginson.

     (2) These shares are held in the name of Bailey Accounting, which may be deemed to be controlled by Mr. Bailey.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     (a)  See Item 1.

     The consideration exchanged under the Reorganization Agreement was negotiated at "arms length," and the directors of the Company used criteria such as the relative value of the Company's assets in comparison to those of Raser; Raser's present and past limited business operations; the future potential of Raser and its technology; its management; and the potential benefit to the Company's stockholders. The directors determined that the consideration for the exchange was reasonable under these circumstances.

     With the exception of SCS, Inc., no director, executive officer or five percent or more stockholder of the Company had any direct or indirect interest in Raser or the Raser Stockholders prior to the completion of the Reorganization Agreement, and no nominee to become a director or any Raser Stockholder or any beneficial owner of any Raser Stockholder had any interest in the Company prior to the closing of the Reorganization Agreement. SCS acquired 225,000 shares of Wasatch Web from a party that was aware of the pending closing of the Reorganization, and SCS filed a Schedule 13D with the Securities and Exchange Commission on September 30, 2003, with respect to these shares. In addition, SCS had a Consulting Agreement with Raser, dated May 2, 2003, under which it was issued 2,967,286 shares of Raser's common stock.

     (b) The Company is a successor to and intends to continue the business operations intended to be conducted by Raser. All references to "Raser" below take into account information, where applicable, of its predecessors. References to "we, "us," "our" and "the Company," where applicable, also include Raser as the Company's wholly-owed subsidiary.

Risk Factors.
-------------

     Our present and intended business operations are highly speculative and involve substantial risks. Only investors who can bear the risk of losing their entire investment should consider buying our shares. Among the risk factors that you should consider are the following:

                  We Face Risks Related to Our Business
                  -------------------------------------

     We have limited assets and no current source of revenue.
     --------------------------------------------------------

     Raser is a development stage company that has not yet commenced its principal operations. Our Company has very limited assets and has had no material operations since inception. We can provide no assurance that our current and proposed business will produce any material revenues or that we will ever operate on a profitable basis.

     The Symetron motor is an unproven concept in industrial and automobile applications.
-------------

     The Symetron motor, controller and charging system is a new and novel technology whose industrial and automobile applications have not yet been built or tested in a third party testing laboratory. Therefore, there is significant engineering and manufacturing risk associated with Raser's motor industrial applications, such as those used in high output air-conditioning systems, electrical motor driven heating systems, and other large application electrical motor industrial applications.

     The long-term durability of our technology is unproven.
     -------------------------------------------------------

     Because the Symetron motor, controller and charging system is a new and novel technology, it has not yet been durability tested for long term applications. We can provide no assurance that the technology will prove to be suitable for the applications for which it is intended.

     We face a higher risk of failure because our Symetron motor business is in its infancy.
---------------

      We face the difficulties frequently encountered by companies in the early stage of development in new and evolving markets. These potential difficulties include the following:

     * substantial delays and expenses related to testing and developing of our new products;

     *     competition from larger and more established companies;

     *     delays in reaching our marketing goals;

     * difficulty in recruiting qualified employees for management and other positions;

     *     our lack of sufficient customers, revenues and cash flow; and

     *     our limited financial resources.

     We may continue to face these and other difficulties in the future. Some of these problems may be beyond our control. If we are unable to successfully address them, our business will suffer.

     If we can not show that our Symetron motor technology is commercially viable, our business may fail.
------------------------------

     Raser, in assessing its future potential, places great importance on the successful development of Symetron motor technology. This technology is still in its very early stages. It is not yet commercially marketable and we have not yet demonstrated that our product can attract sufficient commercial interest or, if it does, that we can market it successfully. Competitors with far greater financial resources than we have may create and market competing products. If management's expectations for our product do not materialize for any reason, our overall expectations will be seriously compromised.

     If we do not achieve the brand recognition necessary to succeed in the electric motor and motor controller markets, we will not be able to compete.
----------------------------------------------------------------------------

     We must build our Raser brand to gain market acceptance for our Symetron motor technology. We must spend large amounts on product development, strategic relationships and marketing initiatives in order to establish our brand awareness. We cannot be certain that we will have enough resources to build our brand and to obtain commercial acceptance of our products in the future. If we do not gain market acceptance for our technology and products, we will not be able to compete in our industry.

     If we can not compete successfully, we may have to go out of business.
     ----------------------------------------------------------------------

     The market for electric motors and motor controllers is highly competitive. In addition, competitors may be developing new improvements in electric motor technologies that we may not be aware of. Virtually all of our current and potential competitors have much greater financial, technical, marketing, distribution and other resources. They also have greater name recognition and market presence and longer operating histories than we have. As a result, they may be able to adapt more quickly to new or emerging technologies and changes in customer requirements. Our ability to compete successfully in our market will depend upon certain factors, many of which are beyond our control and that may affect our ability to compete successfully. Our competitors may also be acquired by, receive investments from or enter into other commercial relationships with larger, better-established and better-financed companies. We may be unable to compete successfully against current and potential competitors, and the competitive pressures we face could cause our business to fail.

     Raser has not yet obtained patents on its technology.
     -----------------------------------------------------

     Raser has applied for patent protection on its Symetron motor, controller and charging system. However, no domestic or international patents have been issued with respect thereto. Until such patents have been obtained, we will not be able to protect our technology from use by competitors.

     Our business would be seriously impaired if our rights in our technology were compromised in any way.
----------------------------

     We can provide no assurance that we will be able to obtain domestic or international patents on our technology. If and when we obtain such patents, these proprietary rights may not be sufficient to protect us from those who would try to capitalize on our success through imitation. In addition, the legal defense of our proprietary rights may be very expensive and may impair our ability to operate profitably.

     Any unintentional infringement on the proprietary rights of others could be expensive and could cut our revenues.
----------------------------------------

     Many companies in our industry bring lawsuits alleging violation of intellectual property rights. In addition, a large number of patents have been awarded in the area of electric motor technology. Although we do not believe that Raser is infringing any patent rights, patent holders may claim that it is doing so. Any such claim would likely be time-consuming and expensive to defend, particularly if Raser is unsuccessful, and could prevent us from selling products. Raser may also be forced to enter into costly and burdensome royalty and licensing agreements.

     Raser's auditor's report contains a "going concern" qualification.
     ------------------------------------------------------------------

     The independent auditor's report on Raser's audited financial statements for the calendar year ended December 31, 2002, contains a statement that Raser's lack of revenue generating activities and its losses raise substantial doubt about its ability to continue as a going concern. See the caption "Financial Statements of Raser," Item 2 of this Current Report.

     Our officers have no long-term experience with electrical motor sales.
     ----------------------------------------------------------------------

     Our management, although experienced with technology development and technology sales, has no specific experience in the sale of electrical motors in either industrial or automotive applications. This lack of experience may make it more difficult to establish the contacts and relationships necessary to successfully market our product.

     If we do not respond effectively to technological change, our products could become obsolete.
----------------------

     The development of our products and other technology entails significant technical and business risks. To remain competitive, we must continue to improve our products' responsiveness, functionality and features. Technology industries are characterized by:

     *     rapid technological change;

     *     changes in user and customer requirements and preferences;

     * frequent new product and services introductions embodying new technologies; and

     *     the emergence of new industry standards and practices.

     Future advances in technology may not be beneficial to, or compatible with, our business. Furthermore, we may not use new technologies effectively or adapt our technology and systems to user requirements or emerging industry standards in a timely way. In order to stay technologically competitive, we may have to spend large amounts of money and time. If we do not adapt to changing market conditions or user requirements in a timely way, our business, financial condition and results of operations could be seriously harmed.

     We could incur significant expenses if our technologies and products contain defects.
----------------

      Products such as Raser's are subject to product liability lawsuits for any defects that they may contain. We could inadvertently release products and technologies that contain defects and users who are not satisfied with our products could bring claims against us for substantial damages. These claims could cause us to incur significant legal expenses and, if successful, could result in the claimants being awarded significant damages.

     Our Company has a negative book value.
     --------------------------------------

     As of June 30, 2003, Raser had a book value of $(279,869), and the Company had a negative book value immediately following the closing of the Reorganization Agreement. We can provide no assurance that the Company will be able to achieve a positive book value in the foreseeable future.

     Our growth and operating results could be impaired if we are unable to meet our future capital requirements.
-------------------------------------

     We currently require substantial additional capital to allow us to fund our operations for the next 12 months and over the long term. We can not be certain that the necessary funds will be available on satisfactory terms when needed, or if at all. Our future capital needs depend on many factors, including:

     *     the timing of our development efforts;

     *     market acceptance of our products;

     * the level of promotion and advertising required to launch our services; and

     *     changes in technology.

     The various elements of our business and growth strategies, including research and development of our motor technology and related products, our introduction of new products and our investments in infrastructure, will require money. If we are unable to raise the necessary money now or in the future, we may have to significantly curtail our operations. Also, raising additional equity capital may substantially dilute the value of present stockholders' holdings in our company.

     If we lose our key personnel or are unable to hire additional personnel, we will have trouble growing our business.
------------------------------------------

     We depend to a large extent on the abilities of our key management and technical personnel, in particular our President, Kraig T. Higginson. The loss of any key employee or our inability to attract or retain other qualified employees could seriously impair our results of operations and financial condition.

     Our future success depends on our ability to attract, retain and motivate highly skilled technical, marketing, management, accounting and administrative personnel. We plan to hire additional personnel in all areas of our business. Competition for qualified personnel is intense. As a result, we may be unable to attract, assimilate or retain qualified personnel. We may also be unable to retain the employees that we currently employ or to attract additional technical personnel. The failure to retain and attract the necessary personnel could seriously harm our business, financial condition and results of operations.

   There Are Substantial Risks Related to Our Common Stock and Management's
                 Percentage of Ownership of Our Common Stock
                 -------------------------------------------
     Stockholders may not be able to sell their shares at a profit.
     --------------------------------------------------------------

     The public market for our common stock is extremely limited. As with the market for many other companies in new and emerging industries, any market price for our shares is likely to be very volatile. In addition, the other risk factors outlined herein may significantly affect our stock price. This limited and volatile market may make it more difficult for stockholders to resell shares when they want at prices they find attractive.

     In addition, the stock market in general has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the underlying companies. These broad market factors may reduce our stock price, regardless of our operating performance.

Because our common stock is "penny stock," you may have greater difficulty selling your shares.
--------------------

     Our common stock is "penny stock" as defined in Rule 3a51-1 of the Securities and Exchange Commission. Section 15(g) of the Exchange Act and Rule 15g-2 of the Securities and Exchange Commission require broker/dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before making any transaction in a penny stock for the investor's account. In addition, Rule 15g-9 of the Securities and Exchange Commission requires broker/dealers in penny stocks to approve the account of any investor for transactions in these stocks before selling any penny stock to that investor. Compliance with these requirements may make it harder for our selling stockholders and other stockholders to resell their shares.

     The sale of already outstanding shares of our common stock could hurt our common stock market price.
--------------------------

     The number of our shares available for resale in the public market may exceed the number of shares that purchasers wish to buy. This imbalance may place downward pressure on our stock price.

     Approximately 96,000 shares of our common stock are presently publicly traded, and most of the other 2,202,714 Company shares that were outstanding immediately before the closing of the Reorganization Agreement are eligible for resale under Rule 144 or Rule 144(k) of the Securities and Exchange Commission. In addition, the shares of our common stock that were issued pursuant to our acquisition of Raser will satisfy the one year holding period for limited resales under Rule 144 in October, 2004. This substantial increase in the number of shares that may be available for public trading may dramatically reduce the price of our common stock on the basis of supply and demand alone.

     Stockholders who are neither officers nor directors will have little ability to influence the direction of Raser's business.
-------------------------------------------------------

     Our President, Kraig T. Higginson, owns approximately 58% of our common stock. By virtue of his ownership and position within Raser, Mr. Higginson is able to determine the outcome of all matters requiring stockholder approval, including the election of directors and the approval of significant corporate actions such as:

     * to amend or prevent amendment of our articles of incorporation or bylaws; and

     * to effect or prevent a merger, sale of assets or other corporate transaction.

     In addition, sales of significant amounts of shares held by Mr. Higginson and other members of management, or the prospect of these sales, could adversely affect the market price of our common stock. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over the price they paid for our stock.

Safe Harbor Statement.
----------------------

     Statements made in this Form 8-K which are not purely historical are forward-looking statements with respect to the goals, plan objectives, intentions, expectations, financial condition, results of operations, future performance and business of the Company, including, without limitation: (i)our ability to develop products and technologies acceptable to industry; establish and maintain relationships with licensees and other users of our technology and products; and raise capital; (ii) statements preceded by, followed by or that include the words "may", "would", "could", "should", "expects", "projects", "anticipates", "believes", "estimates", "plans", "intends", "targets" or similar expressions.

     Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond the Company's control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, in addition to those contained in the Company's reports on file with the SEC: general economic or industry conditions, nationally and/or in the communities in which the Company conducts business; legislation or regulatory requirements; conditions of the securities markets; the development of products that may be superior to the products developed by the Company; competition; changes in the quality or composition of the Company's products; our ability to develop new products; our ability to raise capital; changes in accounting principals, policies or guidelines; financial or political instability; acts of war or terrorism; and other economic, competitive, governmental, regulatory and technical factors affecting the Company's operations, products, services and prices.

      Accordingly, results actually achieved may differ materially from expected results in these statements. Forward-looking statements speak only as of the date they are made. The Company does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect events or circumstances occurring after the date of such statements.

Business.
---------

     Raser was organized under the laws of the State of Utah on July 18, 2003, as a successor to Raser Technologies, LLC, a Utah limited liability company. Effective July 22, 2003, Raser and Raser Technologies, LLC, executed an Agreement and Plan of Merger by which Raser Technologies, LLC was merged with and into Raser, with Raser being the surviving entity (the "Plan"). Under the Plan, each one percent ownership interest in Raser Technologies, LLC, was converted into 360,000 shares of common stock of Raser. As a result, following the completion of the Plan, there were 36,000,000 shares of Raser common stock issued and outstanding. Immediately prior to the closing of the Reorganization Agreement, there were 42,457,286 outstanding common shares and 300,000 outstanding preferred shares of Raser. Prior to the closing of the Reorganization Agreement, Raser had offered and sold 300,000 shares of its preferred stock for $1.00 per share, and the Company intends to continue this offering after the closing of the Reorganization Agreement.

     Under the Plan, Raser succeeded to all rights, contracts, assets and liabilities of Raser Technologies, LLC, including Raser Technologies, LLC's U.S. patent application with respect to its Symetron resonant motor system technology. For the purposes of this Current Report, all references to "Raser" shall include Raser Technologies, LLC, as applicable.

     Symetron Motor Technology.
     --------------------------

     Although the internal combustion engine dominates our highways today, it is the electric motor that dominates our industries. AC induction motors and other types of electric motors drive virtually all motorized operations in industry, from air conditioning to hydraulic pumps, to practically all forms of manufacturing including printing presses, construction, and transportation. Just about every industry and manufacturing process uses electric motors.

     Raser has discovered several major innovations in these motors/controllers that provides greater efficiency at high power, while reducing manufacturing costs and providing enhanced performance.

     The key features of Raser's Symetron motor technology are:

     *  Three times greater torque than conventional motors;

     *  Operates at optimum 90 degree torque angle;

     *  High efficiency at full torque;

     *  Core flux density near saturation;

     *  No PWM sine wave synthesis;

     *  Stepless variable speed;

     *  High speed operation;

     *  Low switching losses;

     *  Low-cost controller; and

     *  Full starting torque.

     Management believes that these innovations have three major benefits:

     * Due to less expensive components and simplicity of design, the estimated production costs for the Raser motor controller are less than those of current motor controllers;

     * Use of the Raser motor system results in energy savings due to its greater efficiencies at high power settings;

     * The Raser motor and controller are smaller in size and lighter in weight than the current technology, providing a higher power density.

     We believe that our technology has two general applications: as an automobile electric drive system, and as an industrial motor.

     Automotive Market. Whether a reduced-emission vehicle is battery-electric, gasoline hybrid, or uses hydrogen fuel cells, it still must rely on an electric motor to deliver power. Management believes that the Symetron motor provides the ideal power plant for use in these vehicles because it offers the most powerful, efficient power plant available.

     The Symetron motor offers the following advantages:

     *  Zero emissions;

     * Low cost ($0.24 per equivalent gallon, compared to $1.50 or more for gasoline-powered vehicles);

     *  Improvement in efficiency and economy;

     *  Light weight;

     *  Smaller frame size;

     *  High reliability controller;

     *  High power, high torque;

     *  Fast acceleration;

     *  More power per pound; and

     *  Simple, rugged, reliable technology.

     In addition to cars and light trucks, a more immediate market for the Symetron motor technology may be government and private vehicle fleets. In accordance with the Energy Policy Act and the Alternative Fuel Vehicle Acceleration Act, federal and state fleets are mandated to make conversions to alternative fuel vehicles. Because the new Symetron drive system technology delivers more power in a smaller lighter frame, we believe that it offers the ideal solution for buses and fleet vehicles.

     Industrial Market. It is estimated that approximately 64% of all electrical energy in industry is consumed by electric motors. We believe that the advantages that the Symetron motor technology has in the automotive context will also apply in the industrial context.

     Industrial applications for our technology include:

     *  Variable speed applications;

     *  Fans, pumps and blowers;

     *  Fluid handling applications;

     *  HVAC;

     *  Machine tools;

     *  Metal fabrication and paper mills;

     *  Servo drives;

     *  Drive motors;

     *  Printing presses; and

     *  Conveyor belts.

     In management's opinion, wide spread implementation of the Symetron industrial motor technology could reduce the demand on the nation's power grid, particularly during peak hours.

     Distribution Methods.
     ---------------------

         We are not planning to compete with manufacturers by building our own motor/controller systems and creating our own distribution channels. Instead, we plan to market and sell licenses for the use of our technology to the manufacturers in the market. Accompanying the license will be royalty payments. In the future, Raser may also determine to have its products manufactured by contract manufacturers for specific market segments. However, we have not yet established any licensing or manufacturing arrangements, and we can provide no assurance that we will be successful in this regard.

     Our goal is to be a technology development company that will participate in a small portion of a large market on an ongoing basis. We will attempt to maximize profitability by keeping our overhead low.

     Competitive Business Conditions.
     --------------------------------

     The electric motor industry is very large and is dominated by competitors that operate on a global scale. We expect our competitive position to be small for the foreseeable future.

     Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts.
------------------------------

     Raser has a patent application pending before the U. S. Patent Office. However, there can be no assurance that we will be able to obtain a patent. We have also applied for certain trademarks.

     Need for Governmental Approval of Principal Products or Services.
     -----------------------------------------------------------------

     None; not applicable.

     Effect of Existing or Probable Governmental Regulations on the Business.
     ------------------------------------------------------------------------

     None; not applicable.

     Estimate of Amount Spent on Research and Development Activities.
     ----------------------------------------------------------------

     Management estimates that Raser has spent approximately $275,000 on research and development activities to date.

     Costs and Effects of Compliance with Environmental Laws.
     --------------------------------------------------------

     Because our business plan does not call for us to manufacture our Symetron motors, but to license the technology to the manufacturers, we do not believe that we will be subject to environmental laws.

     Total Number of Employees and Number of Full-Time Employees.
     ------------------------------------------------------------

     We currently have eight full-time employees and one part-time employee.

Directors and Executive Officers, Promoters and Control Persons.
----------------------------------------------------------------

     Identity of Directors and Executive Officers.
     ---------------------------------------------

     The following delineates certain information concerning our newly designated directors and executive officers:
                                                             Positions
                                   Positions with               with
         Name            Age           Raser                 the Company
         ----            ---           -----                 -----------

Kraig T. Higginson       48         President and            President and
                                    Director                 Director

R. Thomas Bailey         64         Chief Financial          Treasurer
                                    Officer and Director     and Director

James E. Morton          49         Secretary/Treasurer      Secretary and
                                    and Director             Director

David W. West            44         Vice President of        Vice President
                                    Sales and Marketing      and Director
                                    and Director


Fred Wenninger           64         Director                 Director

     Directors are elected by our stockholders to serve until the next annual meeting of our stockholders or until their successors have been elected and have been duly qualified. Officers are appointed to serve until the annual meeting of our Board of Directors following the next annual meeting of our stockholders and until their successors have been elected and have qualified.

     The following is a summary of the business experience of each of our current directors and executive officers:

     Kraig T. Higginson. Mr. Higginson founded American Telemedia Network, Inc., a publicly-traded corporation that developed a nationwide satellite network of data and audio-visual programming. He served as President and Chief Executive Officer of Telemedia Network from 1984 through 1988. From 1988 through 2002, Mr. Higginson worked as a business consultant through Lighthouse Associates, an entity that he controls.

     R. Thomas Bailey. Mr. Bailey has more than 30 years' experience within the accounting industry, most recently as a principal of Bailey Accounting, an accounting firm located in Provo, Utah. Clients of Mr. Bailey's firm include corporations, partnerships and limited liability companies within the manufacturing, legal, investment, services and other industries.

     James E. Morton. Mr. Morton received his J.D. degree from the McGeorge School of Law, University of the Pacific in 1982, and was admitted to the Utah State Bar that same year. He has been practicing law in Salt Lake City since his admission to the bar. Mr. Morton has served as a member of the Panel of Arbitrators for the American Arbitration Association and was a member of the Board of Commissioners of the Utah State Bar in 1990 and 1991. He is also a member of the Association of Trial Lawyers in American and the Utah Trial Lawyers Association.

     David W. West. Mr. West was the owner and President of Utah Film and Video for 16 years. He discontinued the operations of Utah Film and Video in June, 2003, when he joined Raser.

     Fred Wenninger. Mr. Wenninger was the President and Chief Executive Officer of Iomega Corporation from 1989 to 1993. Prior to that, from 1986 to 1989, he served as President of Bendix/King, an avionics subsidiary (now a division) of Allied Signal Corporation. Mr. Wenninger was the Chief Executive Officer, President and a director of Key Tronic Corporation from 1995 through 1997.

Family Relationships.
---------------------

     There are no family relationships between any of our directors or executive officers.

Pending Legal Proceedings.
--------------------------

     To the knowledge of our management, no director or executive officer is party to any action in which any has an interest adverse to us.

Involvement in Certain Legal Proceedings.
-----------------------------------------

     Except as indicated below, to the knowledge of our management and during the past five years, no present or former director, person nominated to become a director, executive officer, promoter or control person of our company:

          (1) Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior thereto;

          (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

              (iii) Engaging in any activity in connection with the
                    purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described above under this Item, or to be associated with persons engaged in any such activity;

          (5) Was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated; or

          (6) Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     In November, 2001, Profile Media, Inc., was placed into an involuntary bankruptcy. In January, 2002, Profile Media filed a Chapter 11 bankruptcy case, which later was converted into a Chapter 7 liquidation case. From September, 1997, to January, 2002, Kraig T. Higginson served as Secretary and a director of Profile Media, and R. Thomas Bailey served as a director. To the best of Mr. Higginson's knowledge, there have been no actions or claims filed that would allege any impropriety by either Mr. Higginson or Mr. Bailey during or after their involvement with that entity.

Executive Compensation.
-----------------------

     No director or executive officer of Raser received any compensation from the date of its inception through December 31, 2002. We do not have any stock option, bonus, profit sharing, pension or similar plan; however, we may adopt such a plan in the future to attract and/or retain members of management or key employees.

Financial Statements of Raser.
------------------------------

RASER TECHNOLOGIES, LLC
(A Development Stage Company)
Financial Statements
December 31, 2002

                                                  INDEPENDENT AUDITORS' REPORT


To the Members of
Raser Technologies, LLC


We have audited the accompanying balance sheet of Raser Technologies, LLC (a development stage company), as of December 31, 2002 and the related statements of operations and members' deficit, and cash flows for the period from October 28, 2002 (date of inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Raser Technologies, LLC (a development stage company), as of December 31, 2002 and the results of their operations and their cash flows for the period from October 28, 2002 (date of inception) to December 31, 2002, in conformity with generally accepted accounting principles of the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's revenue generating activities are not in place and the Company has incurred a loss. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


TANNER + CO.

Salt Lake City, Utah
July 10, 2003

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                                 Balance Sheet

------------------------------------------------------------------------------
                                                      June 30,   December 31,
                                                        2003        2002
                                                     (Unaudited)
     Assets

Current Assets:
  Cash                                                $  48,982    $  5,265
  Patents                                                22,160      17,272
                                                      ---------    --------
             Total assets                             $  71,142    $ 22,537
                                                      =========    ========

     Liabilities

Accounts payable                                      $  53,266    $      -
Accrued liabilities                                      27,745      27,313
Convertible short term related party notes              270,000           -
                                                      ---------    --------
             Total liabilities                          351,011      27,313
                                                      ---------    --------
     Members' Deficit

Members' equity                                         429,461     343,424
Accumulated deficit                                    (709,330)   (348,200)
                                                       --------    --------
             Total members' deficit                    (279,869)     (4,776)
                                                       --------    --------
             Total liabilities and members' deficit    $ 71,142    $ 22,537
                                                       ========    ========

See accompanying notes to financial statements.                            F-1

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                       Statement of Operations

------------------------------------------------------------------------------
                                                                  October 28,
                                                     Six Months  2002 (Date of
                                                       Ended     Inception) to
                                                   June 30, 2003 December 31,
                                                    (Unaudited)      2002

Revenue                                             $         -   $         -

Operating expenses:
   General and administrative                           314,484       115,637
   Research and development                              40,100       232,563
                                                    -----------    ----------
             Total operating expenses                   358,584       348,200

Interest expense                                          2,546             -
                                                    -----------    ----------
             Net loss                               $  (361,130)   $ (348,200)


See accompanying notes to financial statements.                            F-2

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Statement of Members' Deficit

                                       October 28, 2002 (Date of Inception) to
                          December 31, 2002 and Six Months Ended June 30, 2003
------------------------------------------------------------------------------
                                          Contributed  Accumulated
                                             Capital      Deficit     Total
Balance, October 28, 2002                 $         -  $        - $         -

Equity interests issued for:
  Cash                                         14,634           -      14,634
  Accounts payable and liabilities            232,143           -     232,143
  Services                                     94,147           -      94,147
  Warrants issued for patent costs              2,500           -       2,500

Net loss                                                 (348,200)   (348,200)
                                           ----------  ----------  ----------
Balance, December 31, 2002                 $  343,424  $ (348,200) $   (4,776)

Equity interests issued for cash:
  Cash (unaudited)                             81,337           -      81,337
  Warrants issued for patent costs
  (unaudited)                                   4,700           -       4,700

Net loss (unaudited)                                -    (361,130)   (361,130)
                                           ----------  ----------  ----------
Balance, June 30, 2003 (unaudited)         $  429,461  $ (709,330) $ (279,869)
                                           ==========  ==========  ==========

See accompanying notes to financial statements.                            F-3

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)

                                                       Statement of Cash Flows
------------------------------------------------------------------------------
                                                                  October 28,
                                                     Six Months  2002 (Date of
                                                       Ended     Inception) to
                                                   June 30, 2003 December 31,
                                                    (Unaudited)      2002

Cash flows from operating activities:
   Net loss                                         $(361,130)    $(348,200)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Research and development expenses incurred
         through assumption of liabilities                          232,143
       Membership interests issued for services                      94,147
       Increase in account payable                     53,266
       Increase in accrued liabilities                    432        12,541
                                                    ---------     ---------
           Net cash used in operating activities     (370,432)       (9,369)
                                                    ---------     ---------

Cash flows from investing activities:
   Increase in patents                                   (188)            -
                                                    ---------     ---------

Cash flows from financing activities:
   Proceeds from related party
     convertible short term notes                     270,000             -
   Proceeds from member contributions                  81,337        14,634
                                                    ---------     ---------
           Net cash provided by financing activities  351,337        14,634
                                                    ---------     ---------
           Net increase in cash and cash equivalents   43,717         5,265

Cash and cash equivalents at beginning of period        5,265             -
                                                    ---------     ---------
Cash and cash equivalents at end of period          $  48,982     $   5,265
                                                    =========     =========

See accompanying notes to financial statements.                            F-4

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements
------------------------------------------------------------------------------
1.   Organization and Summary of Significant Accounting Policies

Organization
Raser Technologies, LLC (Raser) was organized as a Utah limited liability company on October 28, 2002 (date of inception). The LLC has a finite life expiring December 31, 2025.

The Company is engaged in the development and marketing of proprietary resonant motor technology; however, the Company has not commenced planned principal operations and has not recognized any revenues related to such planned operations. Accordingly, the Company is considered a development stage company as defined in SFAS No. 7.

Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less to be cash equivalents.

Income Taxes
The Company, with the consent of its members, has elected under the Internal Revenue Code to be subject to the income pass-through rules associated with a limited liability corporation. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the members are responsible for individual income taxes on their respective shares (unless otherwise agreed) of the Company's taxable income.

Concentration of Credit Risk
The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
1. Organization and Summary of Significant Accounting Policies (Continued)

Patents
Costs to obtain patents are capitalized pending issuance of the patent. If a patent is obtained, the costs are amortized over the estimated life of the patents or expensed if the patent is not issued.

The Company assesses recoverability of it patents by determining whether the amortization of the balance over its remaining life can be recovered through undiscounted future operating cash flows. The amount of impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate which reflects the Company's average cost of funds.

At December 31, 2002, the Company had capitalized costs directly related to the application for patents in the amount of $17,272. These costs are currently not being amortized as the patent is pending. Pending issuance of the patent, these costs will be amortized over the life of the patent or expensed if the application is not approved.

Unaudited Information
In the opinion of management, the accompanying unaudited financial statements for the six months ended June 30, 2003 contain all adjustments (consisting only of normal recurring items) necessary to present fairly the results of operations and cash flows for the six month period ended June 30, 2003. Results for the interim periods do not necessarily indicate results which may be expected for any other interim or annual period.

2.   Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage company and has not had revenues from operations. These conditions raise substantial doubt about the ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
2.  Going Concern (Continued)

The Company's ability to continue as a going concern is subject to obtaining necessary funding from outside sources. The Company intends to raise funds through the sale of equity and debt securities. There can be no assurance the Company will be successful in such efforts. In April 2003, the Company sold $270,000 of 6% convertible notes to related parties. The notes become convertible upon the Company completing a merger or acquisition with a publicly held corporation. The notes are convertible at a rate of 50% of the five day average closing bid price for the common stock of the publicly held corporation for each dollar in principal and accrued interest outstanding at the date of conversion.

3.   Supplemental Cash Flow Information

No Cash was paid for interest or income taxes during the period from October 28, 2002 (date of inception) to December 31, 2002.

The Company issued a warrant to purchase 1% of the membership interest of the Company in exchange for the right to defer legal cost incurred in relation to the Company's development of its technology. The warrant was valued at $7,200 and is being capitalized over the deferral period as patent costs. The Company capitalized patent costs of $2,500 for the period ended December 31, 2002 and $4,700 (unaudited) for the six months ended June 30, 2003.

The Company recorded accrued liabilities and patents of $14,772 for legal fees associated with the patents that were accrued at December 31,2002.

During the period ended December 31, 2002, the Company recorded research and development expense of $232,143 for liabilities assumed related to the research and development of the resonant motor technology. Such liabilities assumed were due to the current chief executive officer, an entity controlled by the chief executive officer, the chief financial officer, and an unrelated entity, and were paid through the issuance of membership interests.

During the period ended December 31, 2002, the Company exchanged ownership interests to acquire the services of new members of management. These services have been valued at $94,147 and were recorded as general and administrative expenses.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------

4.     Recent Accounting Pronouncements

In April 2002, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This statement requires the classification of gains or losses from the extinguishments of debt to meet the criteria of Accounting Principles Board Opinion No. 30 before they can be classified as extraordinary in the income statement. As a result, companies that use debt extinguishment as part of their risk management cannot classify the gain or loss from that extinguishment as extraordinary. The statement also requires sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The Company does not expect Adoption of SFAS No. 145 did have a material impact on financial position or future operations.

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This standard, which is effective for exit or disposal activities initiated after December 31, 2002, provides new guidance on the recognition, measurement and reporting of costs associated with these activities. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date the company commits to an exit or disposal plan. The adoption of SFAS No. 146 by the Company is not expected to have a material impact on the Company's financial position or future operations.

In November 2002, the FASB issued FASB Interpretation No. ("FIN") 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." The disclosure requirements of FIN 45 were effective for financial statements of interim or annual periods ending after December 15, 2002 and did not have a material impact on the Company's consolidated financial statements.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
4.     Recent Accounting Pronouncements (Continued)

In November 2002, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." EITF Issue No. 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF Issue No. 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The adoption of this consensus is not expected to have a material impact on the Company's consolidated financial statements.

In December 2002, the FASB issued SFAS No. 148 "Accounting for Stock-Based Compensation--Transition and Disclosure--an amendment of FASB Statement No. 123," which is effective for all fiscal years ending after December 15, 2002. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation under SFAS No. 123 from the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25. SFAS 128 also changes the disclosure requirements of SFAS 123, requiring a more prominent disclosure of the pro-forma effect of the fair value based method of accounting for stock-based compensation. The adoption of SFAS No. 148 by the Company did not have a material impact on the Company's financial position or future operations.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
4.     Recent Accounting Pronouncements (Continued)

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, Consolidation of Variable Interest Ethics (FIN No. 46), which addresses consolidation by business enterprises of variable interest entities. FIN No. 46 clarifies the application of Accounting Research Bulletin No. 51, Financial statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN No. 46 applies immediately to variable interest entities created after January 31, 2003, and to variable interest entities in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The Company does not expect to identify any variable interest entities that must be consolidated. In the event a variable interest entity is identified, the Company does not expect the requirements of FIN No. 46 to have a material impact on its financial condition or results of operations.

In January 2003, the FASB issued FIN 46, "Consolidation of Variable Interest Entities." FIN 46 requires the Company to consolidate a variable interest entity if it is subjected to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns, or both. The Company does not currently have any interests in variable interest entities and, accordingly does not expect the adoption of FIN 46 to have a material impact on the consolidated financial statements.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures in its balance sheet certain financial instruments with characteristics of both liabilities and equity. It is effective for such financial instruments entered into after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not believe the adoption of SFAS No. 150 will have a material effect on its financial statements.

                                                       RASER TECHNOLOGIES, LLC
                                                 (A Development Stage Company)
                                                 Notes to Financial statements

------------------------------------------------------------------------------
5.     Subsequent Events

On April 25, 2003, the members of the company's Management Committee authorized the issuance of convertible notes bearing interest at 6% per annum due 90 days after issuance, to fund the continued operations of the Company. The notes become convertible upon the Company completing a merger or acquisition with a publicly held corporation. The notes are convertible at a rate of 50% of the five day average closing bid price for the common stock of the publicly held corporation for each dollar in principal and accrued interest outstanding at the date of conversion. As of June 30, 2003, the Company had issued $270,000 of these notes. All holders are members or relatives of members of the Company. The notes are convertible at the company's option upon merger with a public entity. Conversion has been approved by the company and will be executed upon completion of a successful merger.

On July 30, 2003, the Company merged into a corporation effectively changing its LLC organizational status to that of a corporation. Each one percent membership interest in the Company was converted into 360,000 shares of the new corporation.
                                                                          F-11

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     On August 7, 2003, the Company's Board of Directors and the holders of a majority of its issued and outstanding common stock voted to amend the Company's Articles of Incorporation: (i) to increase its authorized shares to 50,000,000 shares of one cent ($0.01) par value common stock and 5,000,000 shares of one cent ($0.01) par value preferred stock, with the rights, privileges and preferences of the preferred stock to be set by the Board of Directors; and (ii) to authorize the Board of Directors to change the Company's name, without stockholder approval, to a name that reflects the industry or business in which the Company's operations are conducted. The Company filed a definitive information statement with the Securities and Exchange Commission on August 25, 2003, and Articles of Amendment with respect to these changes were filed with the Utah Division of Corporations on September 8, 2003. See the Exhibit Index, Item 7 of this Current Report.

     On September 17, 2003, the Company's Board of Directors unanimously resolved to effect a forward split of its issued and outstanding common stock in the ratio of two for one, retaining the authorized shares at 50,000,000, with appropriate adjustments to the stated capital and additional paid in capital accounts of the Company, with all fractional shares to be rounded up to the nearest whole share, and with the forward split to be subject to a mandatory exchange of certificates. The split did not require stockholder approval, and it was effective as of September 19, 2003.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     Pursuant to the Reorganization Agreement, the current officers and directors of Raser were designated to serve on the Board of Directors of Wasatch Web and as executive officers of Wasatch Web until the next respective annual meetings of the stockholders and the Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations. Effective on October 14, 2003, they were: Kraig
T. Higginson, President and Director; R. Thomas Bailey, Treasurer and Director; James E. Morton, Secretary and Director; David W. West, Vice President and Director; and Fred Wenninger, Director. The directors and executive officers of Wasatch Web resigned, in seratim, on closing of the Reorganization Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

                 Raser Technologies, LLC

               (i) Balance Sheet as of June 30, 2003 (unaudited) and December 31, 2002*

                    Statement of Operations for the six months ended June 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002*

                    Statement of Members' Deficit from October 28, 2002 (date of inception) to December 31, 2002, and the six months ended June 30, 2002*

                    Statement of Cash Flows for the six months ended June 30, 2003 (unaudited) and from October 28, 2002 (date of inception) to December 31, 2002*

                    Notes to Financial Statements*

               (ii) Financial Statements for the period ended September 30,
                    2003**

                    * See the caption "Financial Statements of Raser," Item 2 of this Current Report.

                    ** These financial statements will be provided as soon as
                       they are available, but within 75 days from the date this Current Report or on or before December 30, 2003.


          (b)  Pro Forma Financial Information.

             Because the transaction will be accounted for as a reverse merger and due to the limited operations of Wasatch Web Advisors, pro forma results have not been presented.

          (c) Exhibits.

          2.1     Agreement and Plan of Reorganization (1)

                         Exhibit A & A-1  Raser Stockholders

                         Exhibit B        Wasatch Web Financial Statements for
                                          the years ended December 31, 2002
                                          and 2001 (2)

                         Exhibit B-1      Wasatch Web Financial Statements for
                                          the period ended June 30, 2003 (3)

                         Exhibit C        Exceptions to Wasatch Web Financial
                                          Statements

                         Exhibit D        Raser Technologies, LLC Financial
                                          Statements for the period from
                                          inception (October 28, 2002) to
                                          December 31, 2002 (4)

                         Exhibit D-1      Raser Technologies, LLC Audited
                                          Balance Sheet and Income Statement
                                          for the year ended December 31, 2002
                                          and for the period ended June 30,
                                          2003 (Unaudited) (4)

                         Exhibit E        Exceptions to Raser Financial
                                          Statements

                         Exhibit F        Investment Letter

                         Exhibit G        Wasatch Web Compliance Certificate

                         Exhibit H        Raser Compliance Certificate

          3.1            Articles of Amendment filed September 8, 2003 (1)

          3.2            Articles of Amendment filed October 14, 2003 (1)

         99.1            Letter to Stockholders (1)

         99.2            Press Release dated October 14, 2003 (1)

     (1) This document and any exhibits thereto were filed as exhibits to the Company's Current Report on Form 8-K, dated October 14, 2003, which was filed with the Securities and Exchange Commission on the same date, and are incorporated herein by reference.

     (2) Incorporated by reference from the Annual Report on Form 10-KSB for the calendar year ended December 31, 2002.

     (3) Incorporated by reference from the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003.

     (4) See the caption "Financial Statements of Raser," above, and Item 7 of this Current Report.

     Incorporated by Reference.
     --------------------------

     Annual Report on Form 10-KSB for the calendar year ended December 31, 2002, filed with the Securities and Exchange Commission on March 31, 2003.

     Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2003, filed with the Securities and Exchange Commission on May 14, 2003.

     Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003, filed with the Securities and Exchange Commission on July 30, 2003.

     Definitive Information Statement filed with the Securities and Exchange Commission on August 25, 2003.

     Current Report on Form 8-K, dated October 14, 2003, filed with the Securities and Exchange Commission on October 14, 2003.

Item 8.   Change in Fiscal Year.
          ----------------------

     None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

     See Exhibit 99.1, Press Release dated October 14, 2003, a copy of which is attached hereto and incorporated herein by reference.

                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RASER TECHNOLOGIES, INC.


Date: 11-26-03                           /s/ Kraig T. Higginson
      --------                          -----------------------
                                        Kraig T. Higginson
                                        Director and President